UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2007 (October 27, 2007)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2007, the Company announced its expected revenue for the quarter ended September 30, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference. The information contained in this Item 2.02 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

On October 27, 2007, the Board of Directors (the “Board”) of Key Energy Services, Inc., a Maryland corporation (the “Company”) increased the number of directors of the Company by one, from ten (10) to eleven (11) members and elected Robert K. Reeves to the Board to serve as a Class II director effective as of October 27, 2007.  There are no arrangements or understandings between Mr. Reeves and any other person, pursuant to which they were selected as a director, and there are no transactions in which Mr. Reeves has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Reeves has been named as a member of the Compensation Committee.

Mr. Reeves, effective upon his election to the Board, was issued shares of the Company’s common stock, par value $0.10 per share, pursuant to the Key Energy Group, Inc. 1997 Incentive Plan (the “Plan”), having a “Fair Market Value” of $85,000 (as such term is defined in the Plan). A copy of the press release announcing Mr. Reeve’s election is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

On October 29, 2007, the Company issued a press release announcing that (i) its Board of Directors had authorized the repurchase of up to $300 million of the Company’s common stock, (ii) the Company had received a commitment letter from two banks for a new $750 million senior secured credit facility, consisting of a $400 million term loan and a $350 million revolving credit facility, and (iii) it had completed the acquisition of the Moncla Companies on October 25, 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference. The information contained in this Item 7.01 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

99.1    Press release dated October 29, 2007 reporting expected quarterly revenues, completion of Moncla acquisition, authorization of share repurchase program and receipt of bank commitment.

99.2    Press release dated October 29, 2007 announcing the election of Robert K. Reeves to the Board of Directors of Key Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: October 30, 2007	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
Senior Vice President and General Counsel

Exhibit Index

Exhibit
No.	Description

99.1	Press release dated October 29, 2007 reporting expected quarterly revenues, completion of Moncla acquisition, authorization of share repurchase program and receipt of bank commitment.

99.2	Press release dated October 29, 2007 announcing the election of Robert K. Reeves to the Board of Directors of Key Energy Services, Inc.